Fees Summary	Nov. 13, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	0.00
Total Transaction Valuation	1,200,000.00
Total Offset Amount	183.72
Net Fee	$ 0.00